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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
             -------------------------------------------------------
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 10, 2006 (May 5, 2006)


                          BROOKMOUNT EXPLORATIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        001-32181                 98-0201259
------------------------         --------------------        -------------------
 (State of Incorporation)        (Commission File No.)         (IRS Employer
                                                             Identification No.)


              999 Canada Place, Suite 404, Vancouver, B.C. V6C 3E2
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                (604) 676 - 5244
                  --------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


Effective April 26, 2006, David Jacob Dadon was removed as a director and as Chairman of the Board of Brookmount Explorations (the "Company") for cause. Mr. Dadon withdrew $150,000 from the Company's bank account. Mr. Dadon was not an authorized signatory on the Company's bank account and had not been granted any such authority to withdraw the funds by the Company's Board of Directors. Upon completion of an investigation, the Company determined that Mr. Dadon had not used the funds for corporate purposes. The Company had worked for several weeks to have Mr. Dadon return the money to the Company on a voluntary basis. To date, the money has not been returned.

Effective May 5, 2006, Mr. Dadon responded to his removal as a director for cause, with the correspondence set forth in Exhibit 17.1.

This is management's reply to Mr. Dadon's letter:

The Company has endeavored to work with Mr. Dadon for several months to determine why the money was removed from its account and to see that the money is replaced. The assertions and accusations contained in Mr. Dadon's letter are outrageous and as such are impossible to respond to. The Company steadfastly stands by its assertions and the actions that it has taken.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

                  17.1 Letter on Departure of Director.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.


Dated:  May 10, 2006                             BROOKMOUNT EXPLORATIONS INC.


                                                 By:      /s/ Peter Flueck
                                                 ----------------------------














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                                INDEX TO EXHIBITS


        Exhibit No.          Exhibit

           17.1              Letter from David Jacob Dadon, May 6, 2006.


























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                                                                  Exhibit 17.1

                                   DAVID DADON
                   23760 Oakfield Road, Hidden Hills, CA 91302
                        Tel:818-884-2555 FAX:818-884-3443

May 5, 2006                                                via fax:604-632-3717
                                                           via email:

Brookmount Explorations Inc.
Mr. Peter Flueck, President, Director
Mr. Zaf Sungur, Director
600-666 Burrard Street
Vancouver, BC Canada V6C 2X8

Ref: Brookmount

Dear Gentlemen,

1. On May 3, 2006 you filed form 8-K, accusing me of withdrawing $150,000 from the company's bank account. This is a false statement. There was an agreement to transfer the money to another account, to pay Edena Soper at Research Capital. Edena was with me in the bank on January 9, 2006 when she received those drafts.

2. On December 20, 2005 Brookmount opened an account with Scotia Bank, my understanding was that I was the secretary, director and chairman of Brookmount. I left Zaf Sungur there with the branch manager Lucille Dubbin to set up this account, as I was busy with the teller to receive the remaining cash, which the bank had ordered for me to complete the $60,000 to give to Zaf Sungur.

3. You both refused to give the bank statements to Dale Matheson Carr-Hilton La Bonte, certified accountants. Also, to Gordon S. Thomas, LLB., C.A. CFO.

4.               On February 28, 2006 you filed form 10KSB, it was not accurate.
         I was the director, secretary and chairman of Brookmount. I never verified the 10KSB because it was never shown to me. Peter Flueck did a new amendment to the 10KSB, which was not accurate. The securities exchange is investigating this presently. The $150,000 was never reported to the securities exchange.

5. With regards to the $150,000 the corporate lawyer drafted a contract for 150,000 shares of another company, which Zaf Sungur signed. He had instructed the lawyer to draw up this contract.

6. You announced a press release on December 16, 2005 stating that Jay Shapiro was the new chief financial officer. This was not accurate, as he had never discussed with you a position in Brookmount, in fact he has never met either of you.

7. A press release on January 3, 2006 states Brookmount makes an offer to acquire a position in Acrex Ventures Ltd., this was not accurate.

8. A press release stating that Brookmount signed a private replacement for $400,000 at 0.93 per share was not accurate.

9. You both sold a few million free trading shares. On December 20, 2005 Zaf Sungur received from me $60,000 - Canadian, it took one week for the bank to get the funds for me and then it was split between you both. The bank teller and cameras can prove this.

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10.            The few million free trading shares were sold to my shareholders.
         It is very easy to prove this.

11. All the press releases done by Brookmount are inaccurate. I believe Zaf was the puppet in the company.

12. I believe you think that the company was a private company instead of a public company. You issued stock to promoters; free trading and I believe this is a violation of the securities exchange.

13. On April 21, 2006 I wrote you both a letter about you both cooking the books and the corporate lawyers have it on file. On April 19, 2006 I wrote a letter to West Coast Stock Transfer to give them notice of the companies activities. On April 27, 2006 my lawyer Brian Glicker wrote you a letter stating that the amendment of corporate officers has not yet been filed and that you had a mere oversight and that such an amendment naming David Dadon as secretary of Brookmount will be filed immediately. You have failed to do so.

14. Obviously it has become very clear to me that all the activities that have been done by both of you are of a suspicious nature. I have written you both letters and you have turned around and made inaccurate accusations. I was the only one who raised money for the company, from December 2005 until now. Peter Flueck had never been in the office to work. He has no other office. The company shares a room in an office building. This I believe is misleading to the shareholders. I will take a class action suit with the shareholders against the lawyers, officers, accountants and all people involved with this company. A complaint will be filed with the securities exchange commissioner and also about the diluting of the company.

15. Zaf Sugur had no authorization to open any bank account, or sign any authorization to issue shares. I am the secretary and director and chairman from December 2005, at least until May 3, 2006 - you have violated the By Laws of the company. I hope that Scotia Bank will take legal action against both of you because you are responsible for this, and Canadian.

16. If I had unlawfully removed $150,000 then why was I issued from Brookmount One million shares on April 7, 2006. Form 8-K was filed on April 7, 2006. Obviously I was very professional and doing my job.

     Yours truly,

     /s/ David Dadon
     David Dadon

     cc Brian  Glicker,  attorney
     cc Carl Jonsson,  attorney
     cc Gregory S Yanke, corp  attorney
     cc David E  Danovitch,  corp  attorney
     cc Gordon S Thomas, accountant
     cc Dale Matheson Carr Hilton LaBonte, accountants